
<ARTICLE> 5
<LEGEND>
THIS SCHEDULE CONTAINS FINANCIAL INFORMATION EXTRACTED FROM THE
CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 1994 AND THE
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1994
AND IS QUALIFIED IN ITS ENTRIRETY BY REFERENCE TO SUCH FINANCIAL STATEMENTS.
</LEGEND>
<RESTATED><F1>
<MULTIPLIER> 1,000
<CURRENCY> US DOLLARS

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                          DEC-31-1994
<PERIOD-START>                             JAN-01-1994
<PERIOD-END>                               DEC-31-1994
<EXCHANGE-RATE>                                      1
<CASH>                                          22,901<F2>
<SECURITIES>                                         0
<RECEIVABLES>                                  105,500<F1><F3>
<ALLOWANCES>                                     8,700<F3>
<INVENTORY>                                     96,065
<CURRENT-ASSETS>                               235,304
<PP&E>                                         128,529
<DEPRECIATION>                                  58,191
<TOTAL-ASSETS>                                 321,150
<CURRENT-LIABILITIES>                          102,281<F1>
<BONDS>                                         17,688
<COMMON>                                           133
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<OTHER-SE>                                     191,043
<TOTAL-LIABILITY-AND-EQUITY>                   321,150
<SALES>                                        288,294
<TOTAL-REVENUES>                               366,152
<CGS>                                          153,944
<TOTAL-COSTS>                                  202,569
<OTHER-EXPENSES>                               185,199
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                             (1,371)
<INCOME-PRETAX>                               (20,858)
<INCOME-TAX>                                     (654)
<INCOME-CONTINUING>                           (20,204)
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                  (20,204)
<EPS-PRIMARY>                                   (1.53)
<EPS-DILUTED>                                   (1.53)

<F1>
In September 1995, the Company changed its balance sheet classification of customer service contracts, which resulted in a restatement of previously reported assets and liabilities. There was no impact on the statement of operations for the fiscal year 1994 or on retained earnings.
<F2>
The Company also holds a long-term maketable debt security of $4,988 which is reported as a non-current asset.
<F3>
The Company also has long-term installment receivables of $5,667 and a related allowance of $1,730 which are reported as non-current assets.
